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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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WAVE SYSTEMS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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WAVE SYSTEMS CORP.
480 Pleasant Street
Lee, Massachusetts 01238

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 19, 2012

TO THE STOCKHOLDERS OF WAVE SYSTEMS CORP.:

        Notice is hereby given that the 2012 Annual Meeting of Stockholders of Wave Systems Corp. (the "Company") will be held at 4:00 p.m. on Tuesday, June 19, 2012 at The Grand Hyatt, 109 East 42nd St., New York, New York, for the following purposes:

          1.     To re-elect John E. Bagalay, Jr., Nolan Bushnell, Robert Frankenberg, George Gilder, John E. McConnaughy, Jr. and Steven Sprague as directors of the Company to hold office until the next Annual Meeting and until their successors are duly elected and qualified;

          2.     To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the Proxy Statement;

          3.     To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2012; and

          4.     To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 27, 2012 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders and at any adjournments or postponements thereof.

        We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders on the Internet. On or about May 9, 2012, we will mail to our stockholders of record (other than those who have requested a paper copy) as of April 27, 2012 a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and Annual Report on the Internet and also how to vote via the Internet. If you receive a Notice by mail you will not receive a printed copy of the proxy materials unless you specifically request them. Both the Notice and this Proxy Statement contain instructions on how you can request a paper copy of the Proxy Statement and Annual Report.

By Order of the Board of Directors,

Gerard T. Feeney Secretary

Lee, Massachusetts
April 30, 2012

YOUR VOTE IS IMPORTANT

If you do not expect to attend the Annual Meeting, or if you do plan to attend but wish to vote by proxy, please complete, sign, date and return promptly the enclosed proxy card in the enclosed postage-paid envelope, or vote as instructed in the Notice of Internet Availability of Proxy Materials.

WAVE SYSTEMS CORP.
480 Pleasant Street
Lee, Massachusetts 01238

PROXY STATEMENT

2012 ANNUAL MEETING OF STOCKHOLDERS

to be held on June 19, 2012

General

        This Proxy Statement is being furnished to the holders of the common stock, $.01 par value per share (the "Common Stock") of Wave Systems Corp., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of proxies for use at the 2012 Annual Meeting of Stockholders to be held on June 19, 2012 (the "Annual Meeting") commencing at 4:00 pm, at The Grand Hyatt, 109 East 42nd St., New York, New York, and at any adjournments or postponements thereof. The matters to be considered and acted upon at the meeting, which are described in this Proxy Statement in greater detail below, are:

  1.
  To re-elect John E. Bagalay, Jr., Nolan Bushnell, Robert Frankenberg, George Gilder, John E. McConnaughy, Jr. and Steven Sprague as directors of the Company to hold office until the next Annual Meeting and until their successors are duly elected and qualified;

  2.
  To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the Proxy Statement;

  3.
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2012; and

  4.
  To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

        The principal executive offices of the Company are located at 480 Pleasant Street, Lee, Massachusetts 01238. The approximate mailing date of this Proxy Statement and the accompanying proxy is May 9, 2012.

Important Notice Regarding Availability of Proxy Materials for Stockholder Meeting to be Held on June 19, 2012

        Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders via the Internet, instead of mailing printed copies of those materials to each stockholder. Stockholders not receiving a paper copy of the proxy materials may access such materials on the website referred to in the Notice of Internet Availability of Proxy Materials (Notice). On or about May 9, 2012, we will mail to our stockholders (other than those who previously requested electronic or paper delivery) the Notice containing instructions on how to access our proxy materials via the Internet, including our proxy statement and our annual report. Our proxy materials will be accessible via the Internet beginning May 9, 2012. The Notice also instructs you on how to access your proxy card to vote through the Internet or by telephone. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice and this Proxy Statement. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials in paper format until you elect otherwise. This proxy statement and the 2011 annual report to stockholders are available on our Internet website at www.wave.com/about/investors/annual_report.asp.

Voting Rights and Votes Required

        Only stockholders of record at the close of business on April 27, 2012 will be entitled to notice of, and to vote at, the Annual Meeting. As of April 27, 2012, the Company had outstanding 92,281,212 shares of Class A Common Stock and 35,556 shares of Class B Common Stock. Each stockholder is entitled to one vote for each share of Class A and/or Class B Common Stock held as of the record date on the matters to be considered at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the meeting. Shares of Common Stock present in person, or represented by proxy, will be counted for purposes of determining whether a quorum exists at the meeting. Abstentions, including those recorded by brokers holding their customers' shares, will be counted in determining whether a quorum exists at the meeting.

        The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented by proxy at the meeting is required for proposal 1, the election of directors.

        For the approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers (proposal 2), the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the meeting is required to approve the proposal. Although the outcome of the vote is not binding on the Company, the Board and the Compensation Committee will review the voting results and consider them in making future decisions about executive compensation programs.

        The affirmative vote of a majority of the total shares of Common Stock present in person or by proxy and entitled to vote at the meeting is required for proposal 3, the ratification of our independent registered public accounting firm.

        If you are a stockholder of record, you may vote (i) via the Internet pursuant to the instructions provided in the Notice of Internet Availability of Proxy Materials; (ii) by completing and mailing your proxy card, if you are receiving, or requested, a paper copy of the proxy materials; (iii) by attending the meeting and voting by written ballot; or (iv) over the telephone or via the Internet per the instructions located on your proxy card. If your shares are held in "street name" by a broker or nominee, you should follow the voting directions provided by your nominee or broker. You may complete and mail a voting instruction card to your bank or broker or, in most cases, submit voting instructions by the Internet or telephone to your bank or broker. If you provide specific voting instructions by mail, the Internet or telephone, your shares should be voted by your bank or broker as you have directed.

        Abstentions with regard to the election of the nominees for director will be excluded entirely from the vote and will have no effect on the outcome. Abstentions with regard to the vote to approve, on a non-binding advisory basis, the compensation of our named executive officers count as votes cast and have the effect of a vote cast against the proposal. Abstentions with regard to the ratification of our independent registered public accounting firm count as votes cast and have the effect of a vote against the proposal. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter (otherwise known as a broker non-vote), those shares of Common Stock will not be considered as present and entitled to vote with respect to such matter and, therefore, will have no effect on the outcome of the vote. Proposal 1 is a matter for which brokers and other nominees do not have discretionary authority and, therefore, the number of votes cast with respect to such proposal excludes broker non-votes.

        The accompanying proxy may be revoked at any time before it is exercised by giving a later proxy, notifying the Secretary of the Company in writing addressed to Wave Systems Corp., Attn: Secretary, 480 Pleasant Street, Lee, Massachusetts 01238, or voting in person at the meeting.

STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO EITHER VOTE VIA THE INTERNET PURSUANT TO THE INSTRUCTIONS PROVIDED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED BY THE PROXY. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

        The Company's Annual Report on Form 10-K, including financial statements for the fiscal year ended December 31, 2011, filed with the Securities and Exchange Commission on March 30, 2012, will be mailed to stockholders concurrent with the mailing of this Proxy Statement. The Annual Report on Form 10-K, however, is not part of the proxy solicitation material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as to the number of shares of Common Stock of the Company beneficially owned as of April 27, 2012 by each named executive officer, each director and nominee for director of the Company, all executive officers and directors as a group and each beneficial owner of more than 5% of our Common Stock.

Beneficial Owner(1)	Number of Shares of Class A Common Stock Owned(2)	Percent of Class	Number of Shares of Class B Common Stock Owned	Percent of Class	Percent of All Outstanding Common Stock(3)
Steven Sprague(4)	1,478,194	1.6%	14,034	39.5%	1.6%
John E. Bagalay, Jr.(5)	72,999	*	—	—	*
Nolan Bushnell(6)	58,332	*	—	—	*
Robert Frankenberg(7)	15,000	*	—	—	*
George Gilder(8)	197,999	*	667	1.9%	*
John E. McConnaughy, Jr.(9)	71,665	*	—	—	*
Gerard T. Feeney(10)	1,157,032	1.2%	—	—	1.2%
All executive officers and directors as a group(11)	3,051,221	3.2%	14,701	41.3%	3.2%

*
Less than one percent.

(1)
To the knowledge of the Company, each of the owners named above has sole voting and investment power with respect to the shares of Common Stock beneficially owned by him unless otherwise indicated.

(2)
Includes shares of Class A Common Stock issuable upon the conversion of Class B Common Stock.

(3)
In circumstances where the Class B Common Stock has five votes per share, the percentages of total voting power would be as follows: Steven Sprague, 1.6%; John E. Bagalay, Jr., less than 1%; Nolan Bushnell, less than 1%; Robert Frankenberg, less than 1%; George Gilder, less than 1%;

  John E. McConnaughy, Jr., less than 1%; Gerard T. Feeney, 1.2% and all executive officers and directors as a group, 3.3%.

(4)
Includes 1,329,582 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days of April 27, 2012. Also includes 119,095 shares of Class A Common Stock acquired through Wave's employee stock purchase plan. In addition, includes 12,367 shares of Class B Common Stock held in trust for the benefit of Mr. Sprague's family, and for which Mr. Sprague is a trustee, and 2,333 shares of Class A Common Stock held jointly by Mr. Sprague and his spouse, Judith Sprague. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(5)
Includes 71,665 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(6)
Includes 58,332 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(7)
Includes 15,000 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(8)
Includes 71,665 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(9)
Includes 71,665 shares of Class A Common Stock that are subject to options presently exercisable. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(10)
Includes 969,250 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days of April 27, 2012. Also includes 154,448 shares of Class A Common Stock acquired through Wave's employee stock purchase plan. The beneficial owner's mailing address is c/o Wave Systems Corp., 480 Pleasant Street, Lee, MA 01238.

(11)
Includes 2,587,159 shares of Class A Common Stock that are subject to options presently exercisable or exercisable within 60 days of April 27, 2012.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

        At the Annual Meeting, six directors are to be elected, each to hold office until the next annual meeting of stockholders and until his respective successor has been duly elected and qualified. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted "FOR" the election as directors of each of the following nominees. In the event that any nominee declines or is unable to serve, the proxy solicited herewith may be voted for the election of another person in his stead at the discretion of the proxies. The Board of Directors has no reason to believe that any of the nominees will not be available to serve. Set forth below is the name and age of each nominee, their position with the Company, if any, the year in which each first became a director, the principal occupation and employment of each over the last five years and other directorships, if any, held at any time within the last five years. Each nominee is currently a director of the Company. There are no family relationships between any of our directors, nominees for director, or executive officers.

        The Board of Directors recommends that the stockholders vote "FOR" the election of each of the nominees.

Information Regarding the Nominees for Director

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Director Since
John E. Bagalay, Jr., Ph.D. (1)(3)(4)	78	Member of the Board of Directors since 1993. Chairman of the Board of Directors of the Company since March 2003. Executive-in-Residence, EuroUS Ventures LLP, a venture capital company, since November 2005; Director of Special Projects in the Life Sciences at the Boston University Technology Commercialization Institute from November 2003 to November 2005; Senior Advisor to the Chancellor of Boston University from January 1998 to November 2003; Managing Director of BU Ventures, a university venture capital company, from September 1989 to January 1998. Mr. Bagalay has served as a member of our Board of Directors for over sixteen years. In addition to providing stability and continuity to the Board of Directors, Mr. Bagalay's venture capital experience has provided him valuable insights on the strategic direction of the Company. Also, as a result of his service as a director of Integrated Freight Corp. (a public company), including membership on its audit committee, he is in a position to share with the Board of Directors his experience with governance issues facing public companies. Mr. Bagalay's current term as director expires in 2012.	1993

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Director Since
Nolan Bushnell(2)(3)	69

Member of the Board of Directors since 1999. Chairman of Tapcode, Inc., a digital entertainment company, since February 2009, where he is involved in the development of streaming media distribution models for Internet entertainment. Chairman and Chief Executive Officer of uWink, Inc., a digital entertainment company, from December 1999 to February 2009, where he was involved in the development of streaming media distribution models for Internet entertainment. Mr. Bushnell has served as a member of our Board of Directors for over ten years. While providing stability and continuity to the Board of Directors, Mr. Bushnell also brings valuable leadership experience as an entrepreneur in the technology industry. Mr. Bushnell's current term as director expires in 2012.

			1999
Robert Frankenberg(1)(2)	64

Member of the Board of Directors since December 2011. Mr. Frankenberg heads NetVentures, a management consulting firm which focuses on the high tech industry. From December 1999 to July 2006, Mr. Frankenberg served as Chairman and acting Chief Executive Officer of Kinzan, Inc., a provider of Internet services platforms that was sold in 2004. Prior to that, from May 1997 to July 2000, Mr. Frankenberg served as Chairman, President and Chief Executive Officer of Encanto Networks, Inc., an eBusiness software and services provider. From April 1994 to August 1996 as Chairman, President and Chief Executive Officer of Novell, Inc., one of the world's largest networking software companies. Prior to Novell, he was Vice President and General Manager of Hewlett Packard's personal computer business, responsible for the personal computer, server and networking product lines. Mr. Frankenberg is a director of Nuance Communications, Inc. Previously, Mr. Frankenberg served as a director of Electroglas, Inc., Extended Systems Incorporated, Scan Soft, Inc., and Secure Computing Inc. Mr. Frankenberg's experience as chairman, president and chief executive officer of numerous technology companies and his significant board experience (both with the company and elsewhere) provides expertise in technology, business operations, corporate development, strategy, financial reporting, governance and board best practices. Mr. Frankenberg's current term as director expires in 2012.

			2011

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Director Since
George Gilder(2)(4)	72

Member of the Board of Directors since 1993. Chairman of the Executive Committee of the Company since 1996. Senior Fellow at the Discovery Institute in Seattle, Washington since 1990; author of several books, including Life After Television, Microcosm, The Spirit of Enterprise, Wealth and Poverty, Telecosm and most recently, The Silicon Eye; contributing writer to Forbes magazine since 1981 and correspondent to Wired magazine since 1997; Chairman of Gilder Technology Group, Inc., a producer of web-based forums, since 1996; former chairman of the Lehrman Institute Economic Roundtable; former Program Director for the Manhattan Institute; recipient of White House award for Entrepreneurial Excellence from President Reagan. Mr. Gilder has served as a member of our Board of Directors for over sixteen years. He provides stability and continuity to the Board of Directors, in addition to, a valuable point of view on the strategic direction of the Company as a result of his extensive background in the field of technology. Mr. Gilder's current term as director expires in 2012.

			1993
John E. McConnaughy, Jr. (1)(2)(3)(4)(5)	83

Member of the Board of Directors since 1988. Chairman and Chief Executive Officer of JEMC Corporation, a personal holding company, since 1985; Director of the following: Allis Chalmers Energy, Inc. an oilfield services company, from 2004 to 2009, Arrow Resources Development, Inc., a natural resource development company, since 2005 and Kinetitec Corporation, a manufacturing technology company, since 2006. Mr. McConnaughy has served as a member of our Board of Directors for over twenty-one years. While providing stability and continuity to the Board of Directors, Mr. McConnaughy also provides valuable leadership as a result of his service as a director of other public companies and his experience in financial management. He has been designated by the Board of Directors as an Audit Committee financial expert consistent with SEC regulations. Mr. McConnaughy's current term as director expires in 2012.

			1988

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Director Since
Steven Sprague	47

President and Chief Executive Officer of the Company since March 2000 and a director since 1997; President and Chief Operating Officer of the Company from May 1996 to March 2000; Chief Executive Officer of Wavexpress, a subsidiary of the Company, from July 2001 until March 2003; Chairman of the Board of Directors of Wavexpress, from October 1999 until March 2003; director of Wavexpress since 1999; and Vice President and Director of Specialty Broadcast Networks, Inc. from August 2001 until April 2008. Mr. Sprague has served as a member of our Board for over twelve years and as the Company's President and Chief Executive Officer for over ten years. Mr. Sprague's years of management experience at the Company provides him with unique insights into the challenges and opportunities of overseeing the operations and management of the Company. Mr. Sprague's current term as a director expires in 2012.

			1997

Biographical Information Regarding Executive Officer Who Is Not a Director

Name	Age	Business Experience and Principal Occupation or Employment During Past 5 Years; Positions held with Wave Systems Corp.; Other Directorships	Officer Since
Gerard T. Feeney	53	Director of Wavexpress since September 2008; Secretary of the Company since February 1999; Senior Vice President of Finance and Administration and Chief Financial Officer of the Company since June 1998; Vice President of Finance and Operations and Chief Financial Officer of Xionics Document Technologies, Inc., a printer software company, from 1991 to 1998.	1998

(1)
Member of Nominating and Governance Committee.

(2)
Member of Compensation Committee.

(3)
Member of Audit Committee.

(4)
Member of Executive Committee.

(5)
Independent Audit Committee financial expert.

 CORPORATE GOVERNANCE

        The Board of Directors met eight times during 2011. All members of the Board of Directors and each committee thereof attended at least 75% of the meetings of the Board of Directors and each committee. The Committees of the Board of Directors include a separately designated standing Audit Committee, Compensation Committee, Nominating Committee and Executive Committee. The Company strongly encourages each director to attend the Annual Meeting. All of the Company's directors attended the 2011 Annual Meeting of Stockholders.

  Board of Directors Leadership Structure and Role in Risk Oversight

        Our guidelines on significant governance issues and by-laws currently permit the offices of Chief Executive Officer and Chairperson of the Board of Directors to be held by separate individuals, and that the Chairperson of the Board of Directors must be a director of the Company. Our Chairman of the Board of Directors is John E. Bagalay, Jr., Ph.D, an independent director. Mr. Bagalay has held this position since March 2003. Our President and Chief Executive Officer is Steven Sprague. Mr. Sprague has held these positions since March 2000. The responsibilities of our independent Chair include presiding over meetings of the Board of Directors and participating in development of the Board of Directors agenda, as well as facilitating the discussions and interactions of the Board of Directors to ensure that all directors' viewpoints are heard and considered.

        Our Board of Directors believes that the separation of these two critical roles best serves our Company at this time because it allows Mr. Sprague to focus on his role as Chief Executive Officer and providing leadership over our day to day operations while Mr. Bagalay, as our independent Chairman, focuses on leadership of the Board of Directors. We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the Board of Directors overall independence from management.

        Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk oversight is to understand the risks our Company faces, the steps management is taking to manage those risks and to assess management's appetite for risk. It is management's responsibility to manage risk and bring to the attention of the Board of Directors material risks facing our Company. Our Board of Directors receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments which are each integrated with enterprise-risk exposures. Our Board of Directors also approves our Chief Executive Officer's compensation and performance goals for each year. In doing so, the Board of Directors has an opportunity to ensure that the Chief Executive Officer's goals include responsibility for broad risk management. The involvement of the full Board of Directors in setting our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

        While the Board of Directors has the ultimate responsibility for risk oversight, each committee of the Board of Directors also has responsibility for risk oversight. For example, the Audit Committee focuses on financial risk, including internal controls, and risks associated with our strategic initiatives, current and potential investments, as well as cash, debt and equity management and our ongoing ability to access capital markets. The Audit Committee receives an annual risk assessment report from our Chief Financial Officer. The Compensation Committee evaluates and sets compensation programs that encourage decision making predicated upon a level of risk consistent with our business strategy.

        In addition, the Compensation Committee reviews compensation and benefit plans affecting employees, as well as those applicable to executive officers. Finally, the Nominating Committee oversees succession risk, including Board of Directors and Chief Executive Officer succession and evaluates director skills and qualifications to appoint particular directors to our standing committees based upon the needs of that committee. Each committee makes reports regarding risk oversight in their area of responsibility to the Board of Directors at the next regularly scheduled Board of Directors meeting immediately following a committee meeting.

  Director Independence

        The Board of Directors has determined that Messrs. Bagalay, Bushnell, Frankenberg, Gilder and McConnaughy are each "independent" directors as defined in Rule 5605 of the NASDAQ Listing Rules. In addition, based on such standards, the Board of Directors determined that Mr. Sprague is not independent because he is our President and Chief Executive Officer. The Board of Directors made this determination based upon all facts and circumstances known to the Board of Directors, including, among other things, a review of questionnaires submitted by these directors.

  Audit Committee

        The members of the Audit Committee are Messrs. Bagalay, Bushnell and McConnaughy, each of whom is independent, as independence is defined in Rule 5605 of the NASDAQ Listing Rules and Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and free from relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. The Board of Directors has determined that the Audit Committee has at least one financial expert serving on its Audit Committee. Mr. McConnaughy is a financial expert, as such term is defined in Item 407(d)(5)(ii) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors on audits and proposed audits of the Company, and reviews the need for internal auditing procedures and the adequacy of the Company's internal control systems. In 2011, the Audit Committee held four meetings. The Audit Committee has a written charter. The charter can be found on the Company's Internet website at www.wave.com.

  Nominating and Governance Committee

        The members of the Nominating and Governance Committee are Messrs. Bagalay, Frankenberg and McConnaughy, each of whom is independent, as independence is defined in Rule 5605 of the NASDAQ Listing Rules. The Nominating and Governance Committee establishes procedures for identifying potential candidates for appointment or election as directors, reviews and makes recommendations regarding the criteria for Board membership, and proposes nominees for election at the annual meetings and candidates to fill Board vacancies. The procedures for identifying potential candidates include soliciting recommended candidates from the Board of Directors as well as from other sources familiar with the Company's industry and then researching the background and experience of such recommended candidates. In identifying candidates to recommend for election to the Board of Directors, the Nominating and Governance Committee considers the following criteria (i) personal and professional integrity, ethics and values, (ii) experience in corporate governance, (iii) experience in the Company's industry, (iv) experience as a board member of another public company, and (v) practical and mature business judgment. The Nominating and Governance Committee will consider recommendations for nominees from any stockholder who is entitled to vote for the election of directors. The stockholder must give written notice of his or her intention to propose a nominee to the Secretary of the Company, at 480 Pleasant Street, Lee, Massachusetts 01238, which notice must be delivered to, or mailed and received at, the Company's principal executive offices not less than sixty (60) days and not more than ninety (90) days prior to the scheduled annual meeting (except that if less than seventy (70) days' notice of the date of the scheduled annual meeting is given, notice by the stockholder may be delivered or received not later than the tenth (10th) day following the day on which such notice of the date of the scheduled annual meeting is given). Recommendations must be accompanied by the consent of the individual being recommended to be nominated, to be elected and to serve. The submission also should include a statement of the candidate's business experience and other business affiliations, and otherwise comply with the provisions of the Company's bylaws. The Nominating and Governance Committee evaluates nominees made by stockholders the same way it does any other nominees, as described above. The Board of Directors does not have a policy with regard to the consideration of diversity in identifying director nominees, and the Nominating and Governance Committee has not historically otherwise made diversity a consideration in its nomination process. The Nominating and Governance Committee has a written charter. The charter can be found on the Company's Internet website at www.wave.com. In 2011, the Nominating Committee held one meeting.

  Executive Committee

        The members of the Executive Committee are Messrs. Bagalay, Gilder and McConnaughy, each of whom is independent, as independence is defined in Rule 5605 of the NASDAQ Listing Rules. The Executive Committee assists the Chairman of the Company in the interim between meetings of all members of the Board of Directors. The Executive Committee brings material matters to the attention of the Board of Directors and prepares the deliberation process of the Board of Directors, thus accelerating vital decisions for the Company. However, the Board of Directors did not delegate its full power to the Executive Committee and asked that the Executive Committee include all members of the Board of Directors in major decisions affecting the Company. In 2011, the Executive Committee held eight meetings.

  Compensation Committee

        The members of the Compensation Committee are Messrs. McConnaughy, Bushnell, Frankenberg and Gilder, each of whom is independent, as independence is defined in Rule 5605 of the NASDAQ Listing Rules. The Compensation Committee's authority and responsibilities include: (i) assisting the Board of Directors in developing and evaluating potential candidates for executive positions, (ii) evaluating (on an annual basis) the Chief Executive Officer's performance and setting his annual compensation, including salary, bonus, incentive and equity compensation, (iii) providing oversight of management's decisions concerning the performance and compensation of the Company's other officers, (iv) reviewing and administering incentive compensation and equity based compensation plans and (v) such other activities, consistent with the Compensation Committee's charter and the Company's certificate of incorporation and by-laws, as the Compensation Committee or the Board of Directors may deem appropriate. The Compensation Committee consults with and considers recommendations made by the Chief Executive Officer on all matters relating to executive compensation, including salary, bonus, incentive and equity based compensation, other than the compensation of the Chief Executive Officer. The Compensation Committee does not delegate any of its functions or authority to others. The Compensation Committee has not utilized outside consultants in determining or recommending executive compensation. In 2011, the Compensation Committee held one meeting. The Compensation Committee has a written charter. The charter can be found on the Company's Internet website at www.wave.com.

  Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee of the Company (Messrs. McConnaughy, Bushnell, Frankenberg and Gilder) were, or are, officers or employees of the Company, nor was any executive officer of the Company a director or member of the compensation committee of another entity, one of whose executive officers or directors served on the Compensation Committee or as a director of the Company. None of the members of the Compensation Committee of the Company had, or have, any relationship with the Company, which would require disclosure under "Certain Relationships and Related Transactions" herein.

  Communications with the Board of Directors

        Stockholders may send communications to the Board of Directors by mail to the Chairman of the Board, c/o Wave Systems Corp., 480 Pleasant Street, Lee, Massachusetts 01238. Each communication will then be presented to the entire Board of Directors at the next meeting of the Board of Directors.

  Code of Business Conduct and Ethics

        We have adopted a corporate Code of Business Conduct and Ethics that applies to all of our officers and employees. The Code of Business Conduct and Ethics can be found on the Company's Internet website at www.wave.com. We intend to disclose on our website any material amendments to or waivers of the code applicable to our executive officers within four (4) business days following such amendment or waiver.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (the "CD&A") for the year ended December 31, 2011 with management. In reliance on the reviews and discussions referred to above, the Compensation Committee recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in the proxy statement for the 2012 Annual Meeting for filing with the SEC.

        By the Compensation Committee of the Board of Directors:

Compensation Committee John E. McConnaughy, Jr. Nolan Bushnell Robert Frankenberg George Gilder

AUDIT COMMITTEE REPORT

        The audit committee is governed by a written charter adopted by the Board of Directors.

  Report to Stockholders

        The Audit Committee met with members of the Company's management team and independent accountant to review and discuss the audited financial statements, as well as the unaudited quarterly financial statements, for the fiscal year ended December 31, 2011. The Audit Committee received from the independent accountant the written disclosures and letter regarding the accountant's independence required by applicable requirements of the Public Company Accounting Oversight Board and discussed with the independent accountant the independent accountant's independence. In addition, the Audit Committee discussed with the accountant the accountant's independence and other matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing meetings and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the Securities and Exchange Commission on March 30, 2012.

Audit Committee John E. Bagalay, Jr. Nolan Bushnell John E. McConnaughy, Jr.

        The Audit Committee report above does not constitute "soliciting material" and will not be deemed "filed" or incorporated by reference into any of our filings under the Securities Act or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        The Company's executive compensation program is administered by the Compensation Committee of our Board of Directors, which is comprised entirely of independent directors. The objectives of the Company's compensation programs for our "named executive officers", who are Steven Sprague (President and Chief Executive Officer) and Gerard T. Feeney (Senior Vice President, Finance and Administration and Chief Financial Officer) are to:

  •
  retain and reward our named executive officers for contributions to the Company's overall success;

  •
  ensure that our named executive officers have incentives to achieve substantial growth in stockholder value;

  •
  align incentives with the long term interests of our stockholders; and

  •
  encourage and reward high performance and accountability.

  Advisory Vote on Compensation

        Consistent with the shareholder resolution on the frequency of the vote to approve executive compensation, the Compensation Committee has determined to submit an advisory vote on an annual basis.

        At our 2011 Annual Meeting, we held our first non-binding stockholder vote on our executive compensation program. At the meeting, approximately 73% of the votes cast on the "say on pay" proposal were voted in favor of the proposal. The Compensation Committee considered the results of the vote and, noting the support from stockholders, continues to believe that the Company's executive compensation program implements a balanced approach in providing appropriate incentives to meet the Company's strategic and business objectives. Accordingly, the Compensation Committee did not make any material changes to our overall compensation program for our named executive officers in 2011. The Company also held a non-binding stockholder vote at the meeting on whether to hold a "say-on-pay" vote every one, two, or three years and, based on the outcome of that vote, the Company has determined to present a "say-on-pay" vote in its proxy annually. The Compensation Committee will continue to consider the voting results, along with other relevant factors including corporate governance best practices, when making future compensation decisions for our named executive officers.

  Recommendation on Say-on-Pay Vote

        In light of the Company's accomplishments described above, our strong pay-for-performance alignment in both the short-term and the long-term and the Compensation Committee's determination that our named executive officer compensation is not reasonably likely to have a material adverse effect on the Company (as described in more detail below under "Risk Management"), the Compensation Committee recommends that our shareholders vote favorably on this year's resolution to approve the 2011 named executive officer compensation.

  Elements of Compensation

        The elements of the Company's compensation program for our named executive officers consist of base salary, fixed and incentive bonuses and participation in stock option and other benefit plans generally available to other employees. In determining the amounts to be paid or awarded under each element of the program, the Compensation Committee generally strives to strike an optimal balance in furtherance of the compensation program's overall objectives set forth above and described in more detail below. Base salary and bonus compensation for our named executive officers are also largely governed by the employment agreements between the Company and those officers as described in more detail below.

        Base Salary.    Salaries for the Company's named executive officers were initially set based on negotiations at the time of recruitment. As described below, the Company's employment contracts with both of the named executive officers also provide for fixed annual bonuses in a guaranteed amount equal to 50% of the officer's annual salary. Because this portion of the bonus compensation is guaranteed, the Compensation Committee considers it as part of its determination of base salary. Salaries for our named executive officers are reviewed annually by the Compensation Committee. Consistent with our historical practice of raising base salaries for all employees, the Compensation Committee determined to increase the 2008 base salary for each named executive officer by 4%. Given the conditions in the overall economy and the credit and equity markets, the Compensation Committee determined that the 2009 base salary for each named executive officer would remain fixed at their respective 2008 levels. In order to maintain an appropriate balance for the compensation of our named executive officers in terms of their relative positions, the Compensation Committee determined to increase the 2010, 2011 and 2012 base salary for each named executive officer by 4%.

        Salary increases for Mr. Sprague, if any, are determined by the Compensation Committee. Salary increases for our other named executive, Mr. Feeney, if any, are determined by the Compensation Committee, in consultation with Mr. Sprague. For additional information on the base salaries of our named executive officers, see "Employment Contracts" below.

        Bonuses.    As described below, the Company's employment contracts with both of the named executive officers provide for fixed quarterly bonuses in a guaranteed amount equal to 50% of the named executive's annual salary as well as incentive bonuses. The guaranteed portion of the bonus is paid quarterly and its objective is to retain the services of the named executive throughout the course of the year.

        Our named executive officers are eligible to receive an incentive bonus. Because the Company has focused its operations on the development of products and services in an early stage digital security market that has not yet attained widespread commercial acceptance, incentive bonus determinations for our named executive officers are not generally based upon specific quantitative financial performance factors. Rather, the objective of each incentive bonus is to encourage and reward high performance of the executive's duties in furthering important strategic objectives of the Company, which for 2011 included:

  •
  furthering our share of the digital security market in which we operate;

  •
  securing and building upon contractual relationships with OEM partners and other customers;

  •
  forming strategic alliances with companies that market complementary products and services;

  •
  developing reseller relationships and other distribution channels for our products and services;

  •
  implementing marketing and advertising initiatives promoting our products and services and the trusted computing industry in which we operate;

  •
  securing capital financing, on which the Company has relied for its continuing operations; and

  •
  sustaining year over year revenue growth.

While the Compensation Committee considers these factors in determining incentive bonuses for our named executive officers, there is no specific formula. The incentive bonus payable for a given fiscal year for Mr. Sprague is typically determined by the Compensation Committee within 60 days after the close of that fiscal year. The incentive bonus payable for a given fiscal year for our other named executive, Mr. Feeney, is typically determined by the Compensation Committee within 60 days after the close of that fiscal year, in consultation with Mr. Sprague.

        Long-Term Incentives.    Long-term incentives are provided to the named executive officers through the Company's Amended and Restated 1994 Employee Stock Option Plan, which can reward the named executive officers and other employees through the growth in value of the Company's Class A Common Stock. The Company believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of the named executive officers and other employees with those of stockholders.

        Grants of stock options to the named executive officers under the Company's Amended and Restated 1994 Employee Stock Option Plan are determined based upon each named executive officer's relative position, responsibilities, historical and expected contributions to the Company, and the named executive officer's existing stock ownership and previous option grants, with primary weight given to the named executive officer's relative rank and responsibilities. Awards are typically granted annually during the first quarter of the year. In awarding option grants, the Compensation Committee also considers the same strategic objectives taken into account for determining incentive bonuses. Stock options are granted at an exercise price equal to the market price of the Company's Class A Common Stock on the date of grant and will provide value to the named executive officers only when the market price of the Class A Common Stock increases over the exercise price. We have not granted stock options in coordination with the release of material, non-public information and our option grant practices are separate from discussions regarding the release of such information. Option grants are made on the date that the Compensation Committee approves the grants and are not coordinated with any other specific company events.

        Our named executive officers, along with all of our other employees, are also eligible to participate in our 2004 Employee Stock Purchase Plan. Under this plan the named executives and employees can elect to have payroll deductions made from each paycheck, in an amount not less than 1 percent (1%) and not greater than fifteen percent (15%) during a six month period (beginning on either June 1 or December 1 and ending on the next November 30 or May 31, respectively). Unless the participant makes a withdrawal election, at the end of each six month period the accumulated payroll deductions are used to purchase shares of Class A Common Stock at a discount to the fair market value of the Class A Common Stock (85% of the fair market value on the first day of the offering period or the last day of the offering period, whichever is lower (with some exceptions)).

        Standard Employee Benefits.    The named executive officers are entitled to participate in the same benefit programs afforded generally to all other employees of the Company. Such benefits generally include a 401(k) program, Medical and Dental Health Plans, Employee Stock Purchase Plan and Short-Term and Long-Term Disability Plans. We do not provide any perquisites or other personal benefits to our named executive officers.

  Employment Contracts

        Since November 1998, the Company has had an employment agreement with Steven Sprague that provides that Mr. Sprague shall serve as President and Chief Executive Officer of the Company for consecutive one-year terms unless either party provides written notice to the other of its/his intention not to renew the contract not less than sixty (60) days prior to the expiration of the then current term. The employment agreement provides that Mr. Sprague will be paid a minimum base salary of $185,000 per year, subject to increase from time to time, as determined by action of the Board of Directors upon recommendation by the Compensation Committee. The employment agreement also provides that Mr. Sprague will be entitled to an annual bonus. The annual bonus is comprised of two portions: fixed and incentive. The fixed portion of the bonus is guaranteed and calculated to be equal to 50% of each year's annual salary. In the event that Mr. Sprague's employment is terminated without cause or in certain other circumstances, Mr. Sprague will be paid a lump sum in an amount equal to three (3) years' annual base salary then in effect, and continued health insurance and other benefits for a period equal to the remaining term of employment then in effect. This employment agreement also contains a two-year post termination covenant not to compete.

        Since June 1998, the Company also has had an employment agreement with Gerard T. Feeney that provides that Mr. Feeney shall serve as Senior Vice President, Finance and Administration and Chief Financial Officer of the Company for consecutive one-year terms unless either party provides written notice to the other of its/his intention not to renew the contract not less than sixty (60) days prior to the expiration of the then current term. The employment agreement provides that Mr. Feeney will be paid a minimum base salary of $160,000 per year, subject to increase from time to time, as determined by action of the Board of Directors upon recommendation by the Compensation Committee. The employment agreement also provides that Mr. Feeney will be entitled to an annual bonus. The annual bonus is comprised of two portions: fixed and incentive. The fixed portion of the bonus is guaranteed and calculated to be equal to 50% of each year's annual salary. In the event that Mr. Feeney's employment is terminated without cause or in certain other circumstances, Mr. Feeney will be paid (i) a lump sum in an amount equal to one year's annual base salary then in effect and (ii) a lump sum in an amount equal to the fixed bonus that would have been earned in the one year period following termination, and continued health insurance and other benefits for a period equal to the remaining term of employment then in effect. However, in the event Mr. Feeney secures employment elsewhere during the one-year period subsequent to termination, continued health insurance and other benefits will stop once employment has begun with the new employer. In addition, Mr. Feeney's options will continue to vest for at least one year from the termination date and for the portion of time greater than one year and up to his next anniversary-vesting period. This employment agreement also contains a two-year post termination covenant not to compete.

Impact of Accounting and Tax Treatments of Compensation

        The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for our named executive officers. However, the Compensation Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit/value to the executive. The Company has not established a policy with regard to Section 162(m) of the Code since the Company has not paid, and does not currently anticipate paying compensation subject to Section 162(m) of the Code in excess of $1 million per annum to any employee. The Company intends to administer its stock option plans in accordance with Section 162(m) of the Code. With the adoption of Accounting Standards Codification Topic 718 "Compensation—Stock Compensation" ("ASC 718"), we do not expect accounting treatment of differing forms of equity awards to vary significantly and, therefore, accounting treatment is not expected to have a material effect on the selection of forms of equity compensation in the future.

Risk Management

        We reviewed all of our compensation programs and found that none would be reasonably likely to have a materially adverse effect on the Company. We believe that our balanced executive compensation program aligns the interests of our executives with stockholders by encouraging long-term performance, without encouraging excessive or unnecessary risk-taking. Further, the compensation of our named executive officers is divided amongst elements that promote both short-term and long-term performance. The option awards help to drive long-term decision making and eliminate adverse risk-taking that may occur due to year-over-year performance measurements, and rewards growth over the long term. Salary and annual incentives help to drive short-term performance and are reviewed each year and payments are subject to Compensation Committee discretion.

Summary Compensation Table

        The following table provides certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities for our named executive officers for the fiscal years ended December 31, 2011, 2010 and 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Option Awards ($)(1)	Total ($)
Steven Sprague	2011	337,480	260,000	876,420	1,473,900
President and Chief Executive	2010	324,500	260,000	372,630	957,130
Officer	2009	312,000	260,000	139,748	711,748
Gerard T. Feeney	2011	275,600	200,000	657,315	1,132,915
Senior Vice President, Chief	2010	265,500	200,000	279,473	744,973
Financial Officer and Secretary	2009	254,800	200,000	104,811	559,611

(1)
The grant date fair value of the awards was determined in accordance with FASB ASC Topic 718, and these values may not correspond to the actual value that may be realized by the executive officers. The assumptions used in the calculation of the grant date fair value of the option awards are included in Note 11 to the Company's audited financial statements for the fiscal year ended December 31, 2011 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2012.

(2)
Consists of incentive bonuses earned pursuant to the employment agreements with the named executive officers.

2011 Grants of Plan-Based Awards Table

        The following table sets forth the plan-based grants made to our named executive officers during the fiscal year ended December 31, 2011.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Steven Sprague	1/14/2011	300,000	4.59	876,420
Gerard T. Feeney	1/14/2011	225,000	4.59	657,315

(1)
Stock options granted on 1/14/2011 to the named executives were granted under the Wave Systems, Inc. Amended and Restated 1994 Employee Stock Option Plan and one-third of the options vest on each of the first three anniversaries of the grant date.

(2)
The grant date fair value of the awards was determined in accordance with FASB ASC Topic 718, and these values may not correspond to the actual value that may be realized by the executive officers. The assumptions used in the calculation of the grant date fair value of the option awards are included in Note 11 to the Company's audited financial statements for the fiscal year ended December 31, 2011 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2012.

Outstanding Equity Awards at 2011 Fiscal Year-End

        The table below shows outstanding equity awards held by our named executive officers for the fiscal year ended December 31, 2011. All outstanding equity awards at December 31, 2011 are option awards.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Steven Sprague	83,333	0		6.03	2/4/2012
	833	0		4.26	9/10/2012
	75,000	0		3.00	2/13/2013
	75,000	0		5.04	1/2/2014
	12,500	0		2.43	11/15/2014
	83,333	0		3.12	1/19/2015
	125,000	0		1.89	3/9/2016
	166,666	0		2.44	1/23/2017
	210,000	0		1.77	1/24/2018
	186,667	93,333	(1)	0.81	2/2/2019
	100,000	200,000	(2)	1.95	1/14/2020
	0	300,000	(3)	4.59	1/14/2021
Gerard T. Feeney	50,000	0		6.03	2/4/2012
	45,000	0		3.00	2/13/2013
	45,000	0		5.04	1/2/2014
	9,250	0		2.43	11/15/2014
	50,000	0		3.12	1/19/2015
	75,000	0		1.89	3/9/2016
	155,000	0		2.44	1/23/2017
	155,000	0		1.77	1/24/2018
	140,000	70,000	(1)	0.81	2/2/2019
	75,000	150,000	(2)	1.95	1/14/2020
	0	225,000	(3)	4.59	1/14/2021

(1)
Options granted on 2/2/2009 and vest in one-third increments on each of the first three anniversaries of the grant date.

(2)
Options granted on 1/14/2010 and vest in one-third increments on each of the first three anniversaries of the grant date.

(3)
Options granted on 1/14/2011 and vest in one-third increments on each of the first three anniversaries of the grant date.

Option Exercises and Stock Vested in 2011

        There were no option exercises during the fiscal year ended December 31, 2011 by our named executive officers.

Potential Payments Upon Termination or Change of Control

        In connection with the employment agreements as described above and as in effect on December 31, 2011, our named executive officers would have been entitled to certain payments and benefits upon certain qualifying terminations of their employment relationships with us during 2011. An executive's employment relationship may be terminated for any of the following reasons: (i) the executive's death or disability, (ii) by us with or without cause (as defined in the applicable executive's agreement), (iii) by the executive either for no reason or as a result of certain material adverse changes in the terms and conditions of the executive's employment, as set forth in the applicable employment agreement (a "Deemed Termination"), and (iv) after expiration of the term of employment following notice of non-extension by us or by the executive. No benefits are payable upon any termination of employment other than by us without cause (excluding a termination due to disability or a non-renewal of the employment agreement) or due to a Deemed Termination.

        Upon a termination of Mr. Sprague by the Company without cause or by him due to a Deemed Termination, Mr. Sprague would be entitled to receive severance benefits consisting of a lump sum amount equal to three (3) years' annual base salary and continued health insurance and other benefits for a period equal to the remaining term of employment then in effect, which amounts, assuming a termination occurring on December 31, 2011, the last day of our fiscal year, would have been valued at $1,012,440 and $20,859, respectively. His employment agreement also contains a two-year post termination covenant not to compete.

        Upon a termination of Mr. Feeney by the Company without cause or by him due to a Deemed Termination, Mr. Feeney would be entitled to receive severance benefits consisting of a lump sum amount equal to one year's annual base salary then in effect, a lump sum amount equal to the fixed bonus that would have been earned in the one year period following termination, and continued health insurance and other benefits for a period equal to the remaining term of employment then in effect, which amounts, assuming a termination occurring on December 31, 2011, the last day of our fiscal year, would have been valued at $275,600, $137,800, and $20,859, respectively. In addition, Mr. Feeney's options will continue to vest for at least one year from the termination date and for the portion of time greater than one year and up to his next anniversary-vesting period. The value of such vesting benefit would have been equal to $111,700, taking into account the closing price of our common stock of $2.17 per share on December 30, 2011. His employment agreement also contains a two-year post termination covenant not to compete.

        All of the unvested stock options awarded to our named executive officers and other employees would automatically vest upon a change of control of the Company. Assuming a change in control occurring on the last day of 2011, based on the closing price of our common stock of $2.17 per share on December 30, 2011, the value of such accelerated vesting in respect of the options held by Mr. Sprague and Mr. Feeney would have been equal to $170,933 and $128,200, respectively.

Director Compensation Table

        The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
John E. Bagalay, Jr.	106,000	24,272	130,272
Nolan Bushnell	87,000	24,272	88,200
Robert Frankenberg	1,500	23,147	24,647
George Gilder	78,000	24,272	102,272
John E. McConnaughy, Jr.	87,000	24,272	111,272

(1)
The grant date fair value of each option award computed in accordance with FASB ASC Topic 718 was $24,272 for Bagalay, Bushnell, Gilder and McConnaughy. The grant date fair value the option award computed in accordance with FASB ASC Topic 718 was $23,147 for Frankenberg. The assumptions used in the calculation of these amounts are included in Note 11 to the Company's audited financial statements for the fiscal year ended December 31, 2011 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2012. The options to Bagalay, Bushnell, Gilder and McConnaughy were granted on June 14, 2011 at an option price of $2.34, the fair market value of the Company's common stock on the date of the grant. The options to Frankenberg were granted on December 20, 2011 at an option price of $2.22, the fair market value of the Company's common stock on the date of the grant.

(2)
The aggregate number of options held by each director as of December 31, 2011 was as follows: Bagalay, 71,665; Bushnell, 58,332; Frankenberg, 15,000; Gilder, 71,665; McConnaughy, 71,665.

        Under the Company's compensation arrangement for its directors, each director who is not an employee of the Company received cash compensation of $60,000 for serving on the Board of Directors in 2011 and was paid $1,500 for each meeting attended and $1,000 for each committee meeting attended. In addition, each director who served on the Audit and/or Compensation Committees received an additional $5,000 for each committee upon which he served in 2011. The Chairman of the Board of Directors (Mr. Bagalay) received an additional $35,000, over and above his director and committee fees for serving in such capacity for 2011.

        Under the Company's Non-Employee Directors Stock Option Plan, each director who is not an employee of the Company receives an initial grant of options to purchase 15,000 shares of Class A Common Stock at the time the director is appointed to the Board of Directors and an annual grant to purchase 15,000 shares of Class A Common Stock at fair market value upon re-election after the annual meeting of the stockholders. Options granted pursuant to the Non-Employee Directors Stock Option Plan vest the day following the grant, and terminate upon the earliest to occur of (i) three months after the optionee ceases to be a director of the Company, (ii) one year after the death or disability of the optionee and (iii) ten years after the date of grant.

Certain Relationships and Related Transactions

Loans Receivable from Directors/Officers

        Consistent with the provisions of the Sarbanes-Oxley Act of 2002, the Company has adopted a written policy prohibiting future loans to officers and directors.

Compensation to Related Parties

        In March 2003, Mr. Peter Sprague, the founder and former Chairman of the Company, was appointed Chairman and Chief Executive Officer of Wavexpress, a subsidiary of the Company. In April 2009, Mr. Sprague became an employee of the Company where he is responsible for the marketing of our hardware-based digital security products and services for the medical services industry. Total compensation paid to Mr. Sprague from both Wavexpress and the Company was $259,200 for the year ended December 31, 2011, $254,000 for the year ended December 31, 2010 and $129,000 for the year ended December 31, 2009. Mr. Sprague was also granted options to purchase 80,000 shares of Class A Common Stock of the Company at a strike price of $4.59 in 2011, 80,000 shares of Class A Common Stock of the Company at a strike price of $1.95 in 2010 and 80,000 shares of Class A Common Stock of the Company at a strike price of $0.8095 in 2009. Mr. Peter Sprague is the father of the Company's President and Chief Executive Officer, Steven Sprague.

        On November 1, 1999, Michael Sprague became an employee of Wavexpress, a subsidiary of the Company. In April 2009, Michael Sprague became an employee of the Company where he is responsible for developing web-based solutions that are complementary to and work with our hardware-enabled trusted computing security technologies. Michael Sprague was paid $224,280 for the year ended December 31, 2011, $217,000 for the year ended December 31, 2010 and $175,000 for the year ended December 31, 2009. Michael Sprague was also granted options to purchase 75,000 shares of Class A Common Stock of the Company at a strike price of $4.59 in 2011, 75,000 shares of Class A Common Stock of the Company at a strike price of $1.95 in 2010 and 60,000 shares of Class A Common Stock of the Company at a strike price of $0.8095 in 2009. Michael Sprague is the brother of Steven Sprague and the son of the Company's founder and former Chairman, Peter Sprague.

        Our policies and procedures for the review, approval or ratification of related person transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K are as follows: (i) pursuant to the Audit Committee charter, the Audit Committee reviews all such related person transactions and reviews potential conflict of interest situations where appropriate and (ii) pursuant to the Company's Code of Business Conduct and Ethics, conflicts of interests are generally prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons owning more than ten percent of a registered class of the Company's equity securities ("Reporting Persons"), to file with the Securities and Exchange Commission (the "Commission") reports of ownership and changes in ownership of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such forms. Based solely on its review of copies of such forms received by it, the Company believes that, for the year ended December 31, 2011, the Reporting Persons met all applicable Section 16(a) filing requirements, except as follows: (i) on February 22, 2011, each of Steven Sprague and Gerard T. Feeney filed a Form 4 reporting one late transaction.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2011 with respect to compensation plans under which shares of Wave's Common Stock are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(*)
Equity compensation plans approved by security holders	11,745,573	$2.55	6,355,102
Equity compensation plans not approved by security holders	76,320	1.19	—

Total Company plans	11,821,893	$2.54	6,355,102

*
Shares remaining available for future issuance under Wave's equity compensation plans are comprised of 4,899,450 shares under the Amended and Restated 1994 Employee Stock Option Plan, 638,566 shares under the 1994 Non-Employee Directors Stock Option Plan and 817,086 shares under the 2004 Employee Stock Purchase Plan.

        Equity compensation plans not approved by security holders are comprised of the following:

        Pursuant to placement agency agreements that Wave entered into with Securities Research Associates, Inc., in connection with several offerings of Class A Common Stock, Wave issued warrants to purchase 845,568 shares of Class A Common Stock at prices ranging from $0.28 to $1.33 per share. No additional warrants are required to be granted pursuant to the placement agency agreements. During 2011, 92,807 of these options were exercised. The 56,532 remaining warrants were exercised during March and April 2012.

        In connection with an agreement that Wave entered into with an outside sales representative in 2003, Wave issued warrants to purchase 14,788 shares of Class A Common Stock at prices ranging from $2.85 to $4.35 per share, pursuant to an individual compensation plan with the sales representative. No additional warrants are required to be granted pursuant to the individual compensation plan for the sales representative. These warrants are currently exercisable and expire January 1, 2013 through April 30, 2013.

        In connection with an agreement that Wave entered into with an outside software development consultant, on August 7, 2007, Wave issued a warrant to purchase up to 5,000 shares of Class A Common Stock at a price of $1.99 per share. The fair market value of these warrants was approximately $7,300 and was recorded as consultant expense in 2007. This warrant became exercisable on August 7, 2008 and expires August 7, 2012.

 PROPOSAL NO. 2

ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE
COMPANY'S NAMED EXECUTIVE OFFICERS

        The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that the Company provide stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of the named executives as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis and the tabular disclosure regarding the compensation of the named executive officers and the accompanying narrative.

        This proposal (often referred to as a "say-on-pay" proposal), gives the stockholders the opportunity to endorse, or not endorse, the compensation of the named executive officers. The vote on the proposal is not intended to address any specific element of executive compensation. Further, the vote is advisory, which means that it is not binding on the Company, its Board of Directors, or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

        As discussed in more detail in the Compensation Discussion and Analysis, the Company seeks to offer a compensation structure designed to retain and reward our named executive officers for contributions to the Company's overall success while taking into account the experience and responsibilities of the particular executive officer and to provide compensation incentives that promote the enhancement of stockholder value. The total executive compensation opportunity for the Company's executive officers is intended to create a compensation program that maximizes executive talent and rewards a high level of performance.

Resolution

        In light of the foregoing, the Board of Directors is asking stockholders to approve the following resolution at the Annual Meeting:

          "RESOLVED, that the stockholders of Wave Systems Corp. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Wave Systems Corp. Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table, and the other related tables and narrative disclosure."

Recommendation

        The Board of Directors deems Proposal No. 2 to be in the best interests of the Company and its shareholders and recommends that the stockholders vote "FOR" this proposal.

 PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Audit Committee has selected KPMG LLP, or KPMG, as our independent registered public accounting firm for fiscal year 2012. KPMG also served as our independent registered public accounting firm for fiscal year 2011. You are being asked to ratify the appointment by our Audit Committee of KPMG as our independent registered public accounting firm for fiscal year 2012. If KPMG should decline to act or otherwise become incapable of acting, or if KPMG's engagement is discontinued for any reason, our Audit Committee will appoint another accounting firm to serve as our independent registered public accounting firm for fiscal year 2012.

  Audit Fees

        Aggregate fees billed to the Company for services rendered by KPMG for the annual audit and the quarterly reviews of the consolidated financial statements and for the audit of the Company's internal controls over financial reporting for the fiscal years ended December 31, 2011 and 2010 totaled $622,500 and $345,000, respectively.

  Audit-Related Fees

        Aggregate fees billed to the Company for services rendered by KPMG for audit-related services for the fiscal years ended December 31, 2011 and 2010 were $203,900 and $-0-, respectively. Audit-related services consisted of review of registration statements and issuance of consents. All audit-related services were approved in advance by the Audit Committee.

  Tax Fees

        Fees for tax services billed to the Company for services rendered by KPMG for each of the fiscal years ended December 31, 2011 and 2010 was $40,000 and $38,000, respectively. Tax services consisted of completion of the Company's federal and state tax returns. All tax services were approved in advance by the Audit Committee.

  All Other Fees

        There were no other services provided by KPMG.

        The Audit Committee's policies and procedures with respect to all services provided by the independent registered public accounting firm require pre-approval of such services pursuant to a written engagement letter. All services described above for fiscal years 2011 and 2010 were approved by the Audit Committee. Services may not commence until such an engagement letter is signed by the chairman of the Audit Committee or, alternatively, approved by a quorum of the Audit Committee.

        The Audit Committee believes that the provision of non-audit services during the 2011 fiscal year does not affect KPMG's ability to maintain independence with respect to the Company.

        Our Board of Directors recommends that the stockholders vote "FOR" the ratification of KPMG LLP as our independent registered public accounting firm for 2012.

 OTHER MATTERS

        Representatives of KPMG are expected to be present at the annual meeting. The representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        As of the date of this Proxy Statement, the Board of Directors does not know of any other matters, which may come before the Annual Meeting. If any other matters properly come before the meeting, the accompanying proxy confers discretionary authority with respect to any such matters, and the persons named in the accompanying proxy intend to vote in accordance with their best judgment on such matters.

        All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to this solicitation, officers, directors and regular employees of the Company, without any additional compensation, may solicit proxies by mail, telephone or personal contact. The Company will, upon request, reimburse brokerage houses and other nominees for their reasonable expenses in sending proxy materials to the beneficial owners in whose name they hold shares of Common Stock.

        The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single notice or set of proxy materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers will therefore send a single notice and set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy solicitation materials or if you are receiving multiple copies of the proxy solicitation materials and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Mr. Gerard T. Feeney, Wave Systems Corp., 480 Pleasant Street, Lee Massachusetts 01238, (413) 243-1600.

        The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy card and return it in the enclosed envelope as applicable.

 STOCKHOLDER PROPOSALS

        Stockholder proposals for inclusion in the proxy materials for the 2013 Annual Meeting should be addressed to the Company's Secretary, Gerard T. Feeney, 480 Pleasant Street, Lee, Massachusetts 01238 and must be received by December 30, 2012. In addition, the Company's Bylaws currently require that for business to be properly brought before an annual meeting by a stockholder, regardless of whether included in the Company's proxy statement, the stockholder must give written notice of his or her intention to propose such business to the Secretary of the Company, which notice must be delivered to, or mailed and received at, the Company's principal executive offices not less than sixty (60) days and not more than ninety (90) days prior to the scheduled annual meeting (except that if less than seventy (70) days' notice of the date of the scheduled annual meeting is given, notice by the stockholder may be delivered or received not later than the tenth (10th) day following the day on which such notice of the date of the scheduled annual meeting is given). Such notice must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of Common Stock which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such proposal. The By-laws further provide that the chairman of the annual meeting may refuse to permit any business to be brought before an annual meeting without compliance with the foregoing procedures.

By Order of the Board of Directors,

Gerard T. Feeney Secretary

Wave Systems Corp.
Lee, Massachusetts
April 30, 2012

        The Company will provide without charge to each person solicited hereby, upon the written request of any such person, a copy of the Company's Proxy Statement and Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on March 30, 2012. Requests should be made to Wave Systems Corp., Attention: Mr. Gerard T. Feeney, 480 Pleasant Street, Lee, Massachusetts 01238.

 WAVE SYSTEMS CORP.

PROXY
For the 2012 Annual Meeting of the Stockholders of Wave Systems Corp.

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Gerard T. Feeney, with power to act alone and with full power of substitution, as proxy to vote the shares that the undersigned is entitled to vote at the 2012 Annual Meeting of the Company to be held at The Grand Hyatt, 109 East 42nd St., New York, New York on June 19, 2012, commencing at 4:00 p.m., and at any adjournments thereof with all the powers the undersigned would possess if personally present, as specified on the ballot below on the matters listed below and, in accordance with his discretion, on any other business that may come before the meeting, and revokes all proxies given by the undersigned with respect to the shares covered hereby.

(Continued and to be signed on Reverse Side)

Please date, sign and mail your
proxy card back as soon as possible!

2012 Annual Meeting of Stockholders
WAVE SYSTEMS CORP.

June 19, 2012

Please Detach and Mail in the Envelope Provided

The Board of Directors recommends a vote FOR each of the proposals listed below. Please mark your vote with an "X", as in this example: ☒

1.    Election of Directors:

☐ FOR all nominees listed: John E. Bagalay, Jr., Nolan Bushnell, Robert Frankenberg, George Gilder, John E. McConnaughy, Jr. and Steven Sprague except vote withheld from following nominees listed in space below (if any):

☐ VOTE WITHHELD FOR all nominees
☐ ABSTAIN

2.    To approve a Nonbinding Advisory Resolution on the Compensation of Wave Systems Corp. Named Executive Officers:

☐ FOR
☐ AGAINST
☐ ABSTAIN

3.    Ratification of KPMG LLP as Independent Registered Public Accounting Firm for 2012:

☐ FOR
☐ AGAINST
☐ ABSTAIN

4.    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE ☐ AND NOTE AT LEFT

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no contrary direction is made, this proxy will be voted FOR Proposal Nos. 1, 2 and 3.

Dated:                                    , 2012

Signature

NOTE: This proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. For joint accounts, each owner should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer.

QuickLinks

YOUR VOTE IS IMPORTANT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
PROPOSAL NO. 2
ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS
PROPOSAL NO. 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
STOCKHOLDER PROPOSALS
WAVE SYSTEMS CORP. PROXY For the 2012 Annual Meeting of the Stockholders of Wave Systems Corp.
This proxy is solicited on behalf of the Board of Directors